UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2014

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 30, 2014, the Company’s Compensation Committee approved alternate forms of equity award agreements for participants as determined or designated by the Compensation Committee from time to time. The alternate forms of equity award agreements modify the previously disclosed forms of the Company’s equity award agreements for market stock units, performance share units, and restricted share units awarded pursuant to the Company’s 2013 Long Term Incentive Plan. The alternate forms of equity award agreements are being utilized by the Committee for the fiscal year 2015 annual long term incentive compensation for William C. Cobb, the President and Chief Executive Officer of the Company.
Under the alternate forms of equity award agreements, a participant’s voluntary retirement after reaching age 60 will not result in the forfeiture of any equity awards outstanding for more than one year prior to such retirement; rather, the equity awards will continue to vest on the stated vesting dates set forth in the applicable award agreement and with performance adjustments (if any) made under such agreement as if the participant remained employed through such stated vesting dates. Additionally, the covenant against solicitation of employees will be increased from one year following the participant’s last day of employment to two years following the participant’s last day of employment.
The other material terms of the forms of equity award agreements remain unchanged in the alternate forms. A summary of the material terms of the previously adopted forms of equity award agreements is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2013. The foregoing summary of the alternate forms of equity award agreements is qualified in its entirety by reference to the full text of the alternate forms, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.1	Alternate Form of Market Stock Units Award Agreement.
10.2	Alternate Form of Performance Share Units Award Agreement.
10.3	Alternate Form of Restricted Share Units Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: July 1, 2014	By:_/s/ Scott W. Andreasen________________________
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Alternate Form of Market Stock Units Award Agreement.
10.2	Alternate Form of Performance Share Units Award Agreement.
10.3	Alternate Form of Restricted Share Units Award Agreement.